[BFGOODRICH LOGO]                                                         NEWS
--------------------------------------------------------------------------------

THE BFGOODRICH COMPANY                            PR00-0088
                                                  MEDIA CONTACT:
Four Coliseum Centre                              Kevin Ramundo
2730 West Tyvola Road                             PHONE:  704/ 423-7024
Charlotte, North Carolina 28217-4578
www.bfgoodrich.com                                INVESTOR CONTACT:
                                                  Paul Gifford
                                                  PHONE:  704/ 423-5517


FOR IMMEDIATE RELEASE

BFGOODRICH ANNOUNCES DEFINITIVE AGREEMENT TO SELL PERFORMANCE MATERIALS

CHARLOTTE, NC, November 29, 2000 -- The BFGoodrich Company (NYSE: GR) announced today that it has signed a definitive agreement to sell its Performance Materials business for approximately $1.4 billion to an investor group led by AEA Investors Inc., and including an affiliate of DLJ Merchant Banking Partners and DB Capital Partners, Inc. This amount consists of $1.2 billion in cash and $200 million in debt securities issued by the new company, and will net $1.2 billion after anticipated tax payments. The company's Board of Directors has approved the transaction and closing is expected in the first quarter of 2001. Morgan Stanley Dean Witter assisted BFGoodrich with the sale of the business.

In commenting on today's announcement, David L. Burner, BFGoodrich's Chairman and CEO, said, "We are pleased to announce the agreement to sell Performance Materials and look forward to completing the transaction. As this process moves forward, we will announce our plans for use of the proceeds. As indicated previously, possibilities include debt repayment, additional share repurchases and acquisitions which increase shareholder value, such as the company's recently announced purchase of Raytheon's optical systems unit." Burner added, "The divestiture of Performance Materials will complete BFGoodrich's transformation into an aerospace and industrial products company, position the company to continue to create shareholder value, and enable us to leverage competencies and processes across these two complementary businesses."






Page 1 of 3 PR00-0088 BFGoodrich Announces Definitive Agreement to Sell Performance Materials

[BFGOODRICH LOGO]                                                         NEWS


BFGoodrich will treat the Performance Materials segment as a discontinued operation when the company reports its fourth quarter and full-year results for 2000. Under this treatment, the company anticipates reporting 2000 revenues of $4.4 billion, and full-year earnings per share from continuing operations of around $2.91, excluding special items. This EPS estimate reflects a six percent increase over the restated 1999 earnings per share of $2.75, excluding special items. The company's previous estimate of $5.6 billion in revenues in 2000 and around $3.30 in earnings per share, excluding special items, included Performance Materials. Restated year-to-date and previous year results are included as an attachment to this release.

The $200 million in debt securities issued by the new company will be in the form of unsecured notes with interest payable in cash or payment in kind, at the option of the investor group. The loan period will be 10.5 years.

The BFGoodrich Company (NYSE: GR) has its headquarters in Charlotte, North Carolina. Excluding Performance Materials, the company employs 24,000 people worldwide and had revenues of $4.3 billion in 1999. BFGoodrich's business segments include Aerospace, which accounts for 84% of its revenues, and Engineered Industrial Products. BFGoodrich is one of the world's leading suppliers of components, systems, and services to the aerospace industry and ranks number six among FORTUNE'S "Most Admired" aerospace companies. In Engineered Industrial Products, the company is a leading supplier of sealing and compressor systems. For more information, please visit our website at http://www.bfgoodrich.com.

AEA Investors Inc. is one of the most experienced international private equity investment firms with investors that include former and current CEOs of major multinational corporations, family groups, endowment funds and institutions from around the world. AEA targets traditional management buyouts as well as growth equity investments. With offices in New York and London, AEA focuses on investments in several business areas, which include specialty chemicals, communications, media and information, consumer and industrial products, and precision instruments and life sciences.




Page 2 of 3 PR00-0088 BFGoodrich Announces Definitive Agreement to Sell Performance Materials

[BFGOODRICH LOGO]                                                         NEWS




DLJ Merchant Banking Partners is part of the CSFB Private Equity Group. CSFB Private Equity, the global equity arm of Credit Suisse Group, is one of the largest managers of alternative assets in the world, with over $30 billion in funds under management. CSFB Private Equity is comprised of investment funds that focus on domestic and international leveraged buyouts and other private equity investments, mezzanine investments, real estate investments, venture capital investments, investments in distressed debt securities and investments in other funds. CSFB Private Equity maintains offices in New York, London, Buenos Aires, Hong Kong, Los Angeles, Moscow and Sao Paulo.

DB Capital Partners is a merchant banking affiliate of Deutsche Bank AG. With operations in North America, Europe, Asia and Latin America, DB Capital Partners and its affiliates draw on the substantial global resources of its parent company and its affiliates including Deutsche Bank Securities Inc., and DB Alex, Brown LLC. DB Capital Partners invests over $1.0 billion annually in all manner of financial transactions including growth financings, recapitalizations, and leveraged buyouts, with a particular emphasis on industry sectors where DB Capital Partners or its affiliates have significant expertise.

(Part of this announcement contains forward-looking statements that involve risks and uncertainties, and actual results could differ materially from those projected in the forward-looking statements. The risks and uncertainties are detailed from time to time in reports filed with the Securities and Exchange Commission, including but not limited to the last section of the Management's Discussion and Analysis entitled "Forward-Looking Information is Subject to Risk and Uncertainty" contained in the company's Annual Report on Form 10-K, and in other filings.)

                                       ###




Page 3 of 3 PR00-0088 BFGoodrich Announces Definitive Agreement to Sell Performance Materials

                                                                      THE BFGOODRICH COMPANY
                                                                        THREE MONTHS ENDED
                                                                         SEPTEMBER 30, 2000

                                                             (DOLLARS IN MILLIONS EXCEPT PER SHARE AMOUNTS)

                                      AS ORIGINALLY    PERFORMANCE    AS REPORTED     AS ORIGINALLY   PERFORMANCE    AS ADJUSTED
                                        REPORTED(A)     MATERIALS     RESTATED (B)    ADJUSTED(A,C)    MATERIALS     RESTATED(B,D)
                                      -------------------------------------------    ---------------------------------------------

Sales                                  $   1,378.2     $   284.8     $   1,093.4     $   1,378.2     $   284.8     $   1,093.4
Income from Continuing
 Operations before Income
 Taxes and Trust

 Distributions                               133.1          12.6           120.5           141.4          12.6           128.8
Income Tax Expense                           (48.6)         (5.6)          (43.0)          (51.6)         (5.6)          (46.0)
Distributions on Trust
 Preferred Securities                         (4.6)           --            (4.6)           (4.6)           --            (4.6)
                                       ------------------------------------------    ------------------------------------------

Income from Continuing
 Operations                                   79.9           7.0            72.9            85.2           7.0            78.2
Income from Discontinued
 Operations                                     --            --             7.0              --            --              --
                                       ------------------------------------------    ------------------------------------------

Net Income                             $      79.9     $     7.0     $      79.9     $      85.2     $     7.0     $      78.2
                                       ==========================================    ==========================================

Income Per Share:
 Basic
   Continuing Operations               $       0.79    $     0.07    $       0.72    $       0.84    $     0.07    $       0.77
   Discontinued Operations                      --            --             0.07             --            --              --
                                       ------------------------------------------    ------------------------------------------
   Net Income                          $       0.79    $     0.07    $       0.79    $       0.84    $     0.07    $       0.77
                                       ==========================================    ==========================================
 Diluted
   Continuing Operations               $       0.77    $     0.07    $       0.70    $       0.82    $     0.07    $       0.75
   Discontinued Operations                    --            --               0.07           --            --              --
                                       ------------------------------------------    ------------------------------------------
   Net Income                          $       0.77    $     0.07    $       0.77    $       0.82    $     0.07    $       0.75
                                       ==========================================    ==========================================
Weighted - Average Number
 of Shares Outstanding
 (in millions):
   Basic                                     101.6         101.6           101.6           101.6         101.6           101.6
   Diluted                                   106.3         106.3           106.3           106.3         106.3           106.3

(A) As reported in the Company's third quarter 2000 earnings release.

(B) The Company's planned divestiture of its Performance Materials Segment represents the disposal of a segment of a business under APB Opinion No.
     30. Accordingly, the Company's historical results of operations have been restated to reflect the Company's Performance Materials Segment as a discontinued operation.

(C) Results exclude the effect of a $8.3 million charge ($5.3 million after-tax), or $0.05 a diluted share for merger-related and consolidation costs.

(D) Results exclude the effect of a $8.3 million charge ($5.3 million after-tax), or $0.05 a diluted share for merger-related and consolidation costs. Results also exclude the after-tax effect of income from discontinued operations ($7.0 million, or $0.07 a diluted share).



                                                                            THE BFGOODRICH COMPANY
                                                                               NINE MONTHS ENDED
                                                                              SEPTEMBER 30, 2000
                                                                  (DOLLARS IN MILLIONS EXCEPT PER SHARE AMOUNTS)

                                       AS ORIGINALLY   PERFORMANCE    AS REPORTED    AS ORIGINALLY    PERFORMANCE     AS ADJUSTED
                                        REPORTED(A)     MATERIALS     RESTATED(B)     ADJUSTED(A,C)   MATERIALS(D)   RESTATED(B,E)
                                       ------------------------------------------    ---------------------------------------------

Sales                                  $   4,137.3     $   890.9     $   3,246.4     $   4,137.3     $   890.9     $   3,246.4
Income from Continuing
 Operations before Income
 Taxes and Trust
 Distributions                               411.8          57.1           354.7           440.7          56.9           383.8
Income Tax Expense                          (150.3)        (24.4)         (125.9)         (160.9)        (24.3)         (136.6)
Distributions on Trust
 Preferred Securities                        (13.8)           --           (13.8)          (13.8)           --           (13.8)
                                       ------------------------------------------    ------------------------------------------

Income from Continuing
 Operations                                  247.7          32.7           215.0           266.0          32.6           233.4
Income from Discontinued
 Operations                                     --            --            32.7              --            --              --
                                       ------------------------------------------    ------------------------------------------

Net Income                             $     247.7     $    32.7     $     247.7     $     266.0     $    32.6     $     233.4
                                       ==========================================    ==========================================

Income Per Share:
 Basic
   Continuing Operations               $       2.34    $     0.31    $       2.04    $       2.52    $     0.31    $       2.21
   Discontinued Operations                      --            --             0.31             --            --              --
                                       ------------------------------------------    ------------------------------------------
   Net Income                          $       2.34    $     0.31    $       2.35    $       2.52    $     0.31    $       2.21
                                       ==========================================    ==========================================
 Diluted
   Continuing Operations               $       2.30    $     0.30    $       2.00    $       2.46    $     0.29    $       2.17
   Discontinued Operations                      --            --             0.30             --            --              --
                                       ------------------------------------------    ------------------------------------------
   Net Income                          $       2.30    $     0.30    $       2.30    $       2.46    $     0.29    $       2.17
                                       ==========================================    ==========================================
Weighted - Average Number
 of Shares Outstanding
 (in millions):
   Basic                                     105.7         105.7           105.7           105.7         105.7           105.7
   Diluted                                   109.9         109.9           109.9           109.9         109.9           109.9

(A) As reported in the Company's third quarter 2000 earnings release.

(B) The Company's planned divestiture of its Performance Materials Segment represents the disposal of a segment of a business under APB Opinion No.
     30. Accordingly, the Company's historical results of operations have been restated to reflect the Company's Performance Materials Segment as a discontinued operation.

(C) Results exclude the effect of a $28.9 million charge ($18.3 million after-tax), or $0.16 a diluted share, related to merger-related and consolidated costs.

(D) Results exclude the effect of a $0.5 million charge and a $0.7 million reserve reversal ($0.1 million net after-tax) related to merger-related and consolidation costs.

(E) Results exclude the effect of a $29.1 million charge ($18.4 million after-tax), or $0.17 a diluted share for merger-related and consolidation costs. Results also exclude the after-tax effect of income from discontinued operations ($32.7 million, or $0.30 a diluted share).



                                                                        THE BFGOODRICH COMPANY
                                                                          THREE MONTHS ENDED
                                                                               SEPTEMBER 30

                                                             (DOLLARS IN MILLIONS EXCEPT PER SHARE AMOUNTS)
                                                    2000 AS              2000 AS               1999 AS           1999 AS
                                                   RESTATED(A)          ADJUSTED(B)           RESTATED(A)       ADJUSTED(C)
                                                --------------------------------------------------------------------------

Sales                                             $   1,093.4         $   1,093.4         $   1,025.8         $   1,025.8
Income (Loss) from Continuing
 Operations before Income
 Taxes and Trust Distributions                          120.5               128.8               (78.0)              114.6
Income Tax (Expense) Benefit                            (43.0)              (46.0)                3.0               (41.9)
Distributions on Trust Preferred
 Securities                                              (4.6)               (4.6)               (4.6)               (4.6)
                                                --------------------------------------------------------------------------
Income from Continuing Operations                 $      72.9         $      78.2         $     (79.6)        $      68.1
Income from Discontinued
 Operations                                               7.0                  --                 8.7                  --
                                                --------------------------------------------------------------------------
Net Income (Loss)                                 $      79.9         $      78.2         $     (70.9)        $      68.1
                                                ==========================================================================

Income (Loss) Per Share:
 Basic
   Continuing Operations                          $       0.72        $       0.77        $      (0.72)       $       0.62
   Discontinued Operations                                0.07                 --                 0.08                 --
                                                --------------------------------------------------------------------------
   Net Income (Loss)                              $       0.79        $       0.77        $      (0.64)       $       0.62
                                                ==========================================================================
 Diluted
   Continuing Operations                          $       0.70        $       0.75        $      (0.72)       $       0.61
   Discontinued Operations                                0.07                 --                 0.08                 --
                                                --------------------------------------------------------------------------
   Net Income (Loss)                              $       0.77        $       0.75        $      (0.64)       $       0.61
                                                ==========================================================================
Weighted - Average Number
 of Shares Outstanding
 (in millions):
   Basic                                                101.6               101.6               110.1               110.1
   Diluted                                              106.3               106.3               110.1               113.9

(A) The Company's planned divestiture of its Performance Materials Segment represents the disposal of a segment of a business under APB Opinion No.
     30. Accordingly, the Company's historical results of operations have been restated to reflect the Company's Performance Materials Segment as a discontinued operation.

(B) Results exclude the effect of a $8.3 million charge ($5.3 million after-tax), or $0.05 a diluted share for merger-related and consolidation costs. Results also exclude the after-tax effect of income from discontinued operations ($7.0 million, or $0.07 a diluted share).

(C) Results exclude the effect of a $192.6 million charge ($147.7 million after-tax), or $1.30 a diluted share, primarily related to merger-related activities and consolidated costs. Results also exclude the after-tax impact of income from discontinued operations ($8.7 million, or $0.08 a diluted share). Weighted average diluted shares as adjusted include 0.9 million incremental shares for assumed exercises of stock options, performance shares and restricted shares and 2.9 million potential common shares for assumed conversions of convertible preferred securities that were anti-dilutive on an as restated basis.



                                                                           THE BFGOODRICH COMPANY
                                                                             NINE MONTHS ENDED
                                                                                SEPTEMBER 30

                                                                 (DOLLARS IN MILLIONS EXCEPT PER SHARE AMOUNTS)
                                                     2000 AS            2000 AS               1999 AS              1999 AS
                                                   RESTATED(A)        ADJUSTED(B)           RESTATED(A)          ADJUSTED(C)
                                                  ----------------------------------------------------------------------------

Sales                                             $   3,246.4          $   3,246.4          $   3,290.0          $   3,290.0
Income from Continuing
 Operations before Income
 Taxes and Trust
 Distributions                                          354.7                383.8                187.7                384.3
Income Tax Expense                                     (125.9)              (136.6)               (91.3)              (137.9)
Distributions on Trust
 Preferred Securities                                   (13.8)               (13.8)               (13.8)               (13.8)
                                                  ----------------------------------------------------------------------------

Income from Continuing
 Operations                                             215.0                233.4                 82.6                232.6
Income from Discontinued
 Operations                                              32.7                   --                 20.7                   --
                                                  ----------------------------------------------------------------------------

Net Income                                        $     247.7          $     233.4          $     103.3          $     232.6
                                                  ============================================================================

Income Per Share:
 Basic
   Continuing Operations                          $       2.04         $       2.21         $       0.75         $       2.12
   Discontinued Operations                                0.31                  --                  0.19                  --
                                                  ----------------------------------------------------------------------------
   Net Income                                     $       2.35         $       2.21         $       0.94         $       2.12
                                                  ============================================================================
 Diluted
   Continuing Operations                          $       2.00         $       2.17         $       0.75         $       2.09
   Discontinued Operations                                0.30                  --                  0.18                  --
                                                  ----------------------------------------------------------------------------
   Net Income                                     $       2.30         $       2.17         $       0.93         $       2.09
                                                  ============================================================================
Weighted - Average Number
 of Shares Outstanding
 (in millions):
   Basic                                                105.7                105.7                109.9                109.9
   Diluted                                              109.9                109.9                110.8                113.7

(A) The Company's planned divestiture of its Performance Materials Segment represents the disposal of a segment of a business under APB Opinion No.
     30. Accordingly, the Company's historical results of operations have been restated to reflect the Company's Performance Materials Segment as a discontinued operation.

(B) Results exclude the effect of a $29.1 million charge ($18.4 million after-tax), or $0.17 a diluted share for merger-related and consolidation costs. Results also exclude the after-tax effect of income from discontinued operations ($32.7 million, or $0.30 a diluted share).

(C) Results exclude the effect of a $196.6 million charge ($150.0 million after-tax), or $1.32 a diluted share, primarily related to merger-related and consolidated costs. Results also exclude the after-tax effect of income from discontinued operations ($20.7 million, or $0.18 a diluted share). Weighted average diluted shares as adjusted include 2.9 million potential common shares for assumed conversions of convertible preferred securities that were anti-dilutive on an as restated basis.



                                                                 THE BFGOODRICH COMPANY
                                                                 RESTATED GROUP RESULTS
                                                                           2000

                                                                   (DOLLARS IN MILLIONS)
                                                      Q1                       Q2                      Q3
                                                 ------------------------------------------------------------
Revenue
Aerospace:
 Aerostructures and
  Aviation Services Group                        $    357.6              $    348.4              $    375.4
 Landing Systems Group                                260.1                   259.0                   265.9
 Engine and Safety Systems                            147.8                   153.5                   152.3
 Electronic Systems Group                             127.5                   139.3                   132.4
                                                 ------------------------------------------------------------
                                                      893.0                   900.2                   926.0
Engineered Industrial
 Products                                             177.6                   182.2                   167.4
                                                 ------------------------------------------------------------

Segment Revenue                                  $  1,070.6              $  1,082.4              $  1,093.4
                                                 ============================================================

Operating Income
Aerospace:

 Aerostructures and
  Aviation Services Group                        $     48.9              $     49.0              $     57.3
 Landing Systems Group                                 37.3                    35.1                    35.7
 Engine and Safety Systems                             27.3                    30.2                    28.0
 Electronic Systems Group                              25.2                    27.6                    33.1
                                                 ------------------------------------------------------------
                                                      138.7                   141.9                   154.1

Engineered Industrial
 Products                                              33.6                    32.6                    29.0
                                                 ------------------------------------------------------------

Segment Operating Income                         $    172.3              $    174.5              $    183.1

Corporate General and
 Administrative Costs                                 (18.7)                  (17.6)                  (18.1)
Merger-related and
 Consolidation Costs                                   (5.4)                  (15.4)                   (8.3)
                                                 ------------------------------------------------------------
Total Operating Income                           $    148.2              $    141.5              $    156.7
                                                 ============================================================




                                                                    THE BFGOODRICH COMPANY
                                                                    RESTATED GROUP RESULTS
                                                                            2000

                                                                    (DOLLARS IN MILLIONS)
                                                    1Q YTD                 2Q YTD                  3Q YTD
                                                 ------------------------------------------------------------
Revenue
Aerospace:
 Aerostructures and
  Aviation Services Group                        $    357.6              $    706.0              $  1,081.4
 Landing Systems Group                                260.1                   519.1                   785.0
 Engine and Safety Systems                            147.8                   301.3                   453.6
 Electronic Systems Group                             127.5                   266.8                   399.2
                                                 ------------------------------------------------------------
                                                      893.0                 1,793.2                 2,719.2
Engineered Industrial
 Products                                             177.6                   359.8                   527.2

                                                 ------------------------------------------------------------
Segment Revenue                                  $  1,070.6              $  2,153.0              $  3,246.4
                                                 ============================================================

Operating Income
Aerospace:
 Aerostructures and
  Aviation Services Group                        $     48.9              $     97.9              $    155.2
 Landing Systems Group                                 37.3                    72.4                   108.1
 Engine and Safety Systems                             27.3                    57.5                    85.5
 Electronic Systems Group                              25.2                    52.8                    85.9
                                                 ------------------------------------------------------------
                                                      138.7                   280.6                   434.7

Engineered Industrial
 Products                                              33.6                    66.2                    95.2
                                                 ------------------------------------------------------------

Segment Operating Income                         $    172.3              $    346.8              $    529.9

Corporate General and
 Administrative Costs                                 (18.7)                  (36.3)                  (54.4)
Merger-related and
 Consolidation Costs                                   (5.4)                  (20.8)                  (29.1)
                                                 ------------------------------------------------------------
Total Operating Income                           $    148.2              $    289.7              $    446.4
                                                 ============================================================



                                                                              THE BFGOODRICH COMPANY
                                                                              RESTATED GROUP RESULTS
                                                                                        1999

                                                                              (DOLLARS IN MILLIONS)
                                                      Q1                 Q2                  Q3                  Q4
                                                -----------------------------------------------------------------------
Revenue
Aerospace:
 Aerostructures and
  Aviation Services Group                       $    387.5          $    421.2          $    332.4          $    335.8
 Landing Systems Group                               262.5               279.9               261.5               256.7
 Engine and Safety Systems                           143.5               137.8               136.4               147.9
 Electronic Systems Group                            132.7               127.0               124.9               129.7
                                                -----------------------------------------------------------------------
                                                     926.2               965.9               855.2               870.1
Engineered Industrial
 Products                                            185.6               186.5               170.6               159.7

                                                -----------------------------------------------------------------------
Segment Revenue                                 $  1,111.8          $  1,152.4          $  1,025.8          $  1,029.8
                                                =======================================================================

Operating Income
Aerospace:
 Aerostructures and
  Aviation Services Group                       $     56.5          $     55.4          $     44.8          $     60.1
 Landing Systems Group                                36.8                42.5                36.5                31.3
 Engine and Safety Systems                            24.7                25.2                24.5                24.8
 Electronic Systems Group                             24.5                21.8                25.1                24.2
                                                -----------------------------------------------------------------------
                                                     142.5               144.9               130.9               140.4

Engineered Industrial
 Products                                             34.2                37.0                28.1                18.9
                                                -----------------------------------------------------------------------

Segment Operating Income                        $    176.7          $    181.9          $    159.0          $    159.3

Corporate General and
 Administrative Costs                                (19.5)              (18.8)              (17.4)              (18.6)
Merger-related and
 Consolidation Costs                                  --                 (10.1)             (195.0)              (27.0)
                                                -----------------------------------------------------------------------
Total Operating Income (Loss)                   $    157.2          $    153.0          $    (53.4)         $    113.7
                                                =======================================================================




                                                                        THE BFGOODRICH COMPANY
                                                                        RESTATED GROUP RESULTS
                                                                                 1999

                                                                          (DOLLARS IN MILLIONS)

                                                  1Q YTD             2Q YTD              3Q YTD             4Q YTD
                                               -----------------------------------------------------------------------
Revenue
Aerospace:
 Aerostructures and
  Aviation Services Group                      $    387.5          $    808.7          $  1,141.1          $  1,476.9
 Landing Systems Group                              262.5               542.4               803.9             1,060.6
 Engine and Safety Systems                          143.5               281.3               417.7               565.6
 Electronic Systems Group                           132.7               259.7               384.6               514.3
                                               -----------------------------------------------------------------------
                                                    926.2             1,892.1             2,747.3             3,617.4
Engineered Industrial
 Products                                           185.6               372.1               542.7               702.4

                                               -----------------------------------------------------------------------
Segment Revenue                                $  1,111.8          $  2,264.2          $  3,290.0          $  4,319.8
                                               =======================================================================

Operating Income
Aerospace:
 Aerostructures and
  Aviation Services Group                      $     56.5          $    111.9          $    156.7          $    216.8
 Landing Systems Group                               36.8                79.3               115.8               147.1
 Engine and Safety Systems                           24.7                49.9                74.4                99.2
 Electronic Systems Group                            24.5                46.3                71.4                95.6
                                               -----------------------------------------------------------------------
                                                    142.5               287.4               418.3               558.7

Engineered Industrial
 Products                                            34.2                71.2                99.3               118.2
                                               -----------------------------------------------------------------------

Segment Operating Income                       $    176.7          $    358.6          $    517.6          $    676.9

Corporate General and
 Administrative Costs                               (19.5)              (38.3)              (55.7)              (74.3)
Merger-related and
 Consolidation Costs                                 --                 (10.1)             (205.1)             (232.1)
                                               -----------------------------------------------------------------------
Total Operating Income                         $    157.2          $    310.2          $    256.8          $    370.5
                                               =======================================================================




                                                            BFGOODRICH CONSOLIDATED STATEMENTS OF INCOME
                                                              For the years ended 1999, 1998, and 1997
                                                           (Dollars in millions, except per share amounts)

                                                          1999 AS               1998 AS               1997 AS
                                                         RESTATED              RESTATED              RESTATED
                                                        ---------------------------------------------------------

Sales                                                   $   4,319.8           $   4,259.2           $   3,783.2
Operating costs and expenses:
  Cost of sales                                             3,097.2               3,100.2               2,788.9
  Charge for MD-90 contract                                  --                    --                      35.2
  Selling and administrative costs                            620.0                 599.1                 566.6
  Merger-related and consolidation costs                      232.1                  10.5                  77.0
                                                        ---------------------------------------------------------
                                                            3,949.3               3,709.8               3,467.7
                                                        ---------------------------------------------------------
Operating Income                                              370.5                 549.4                 315.5
Interest expense                                              (90.7)                (86.2)                (94.4)
Interest income                                                 4.1                   5.5                  11.5
Gain on issuance of subsidiary stock                         --                    --                      13.7
Other income (expense) - net                                   (1.7)                 39.2                  17.4
                                                        ---------------------------------------------------------
Income from continuing operations before
  income taxes and trust distributions                        282.2                 507.9                 263.7
Income tax expense                                           (125.1)               (182.1)               (108.8)
Distributions on trust preferred
 securities                                                   (18.4)                (16.1)                (10.5)
                                                        ---------------------------------------------------------
Income from continuing operations                             138.7                 309.7                 144.4
Income from discontinued operations
 - net of taxes                                                30.9                  48.3                 134.9
                                                        ---------------------------------------------------------
Income before extraordinary items                             169.6                 358.0                 279.3
Extraordinary item - net of tax                              --                      (4.3)                (19.3)
                                                        ---------------------------------------------------------
Net Income                                              $     169.6           $     353.7           $     260.0
                                                        =========================================================
Basic earnings per share:
  Continuing operations                                 $       1.26          $       2.81          $       1.34
  Discontinued operations                                       0.28                  0.44                  1.25
  Extraordinary item                                         --                      (0.04)                (0.18)
                                                        ---------------------------------------------------------
  Net income                                            $       1.54          $       3.21          $       2.41
                                                        =========================================================
Diluted earnings per share:
  Continuing operations                                 $       1.26          $       2.76          $       1.30
  Discontinued operations                                       0.27                  0.42                  1.20
  Extraordinary item                                         --                      (0.04)                (0.17)
                                                        ---------------------------------------------------------
  Net income                                            $       1.53          $       3.14          $       2.33
                                                        =========================================================

  Net income excluding special items                    $       2.75          $       2.48          $       1.89

Weighted average number of common and common
  equivalent shares outstanding - in millions
          Basic                                               110.0                 110.2                 107.9
          Diluted                                             110.7                 113.9                 112.1
          Diluted excluding special items                     113.6                 113.9                 112.1

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